UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019 (May 16, 2019)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Union Pacific Corporation (the Company) held its Annual Meeting of Shareholders on May 16, 2019, in Omaha, Nebraska (the Meeting).  Of the 708,970,546 shares outstanding and entitled to vote at the Meeting, 631,365,086 shares were present at the Meeting in person or by proxy, constituting a quorum of approximately 89.1%.  The shareholders of the Company’s common stock (the Shareholders) considered and voted upon four proposals at the Meeting.

Proposal 1 – Election of Directors

The Shareholders elected each of the following directors to serve a term of one year, ending at the time of the next Annual Meeting of Shareholders in 2020 (or until a successor is elected) pursuant to the By-Laws of the Company and the applicable laws of the State of Utah:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew H. Card, Jr.	535,474,972	9,368,996	851,326	85,669,792
Erroll B. Davis, Jr.	527,226,553	17,554,994	913,747	85,669,792
William J. DeLaney	542,343,186	2,506,102	846,006	85,669,792
David B. Dillon	541,874,703	2,836,436	984,155	85,669,792
Lance M. Fritz	521,894,444	18,131,634	5,669,216	85,669,792
Deborah C. Hopkins	541,981,336	2,893,953	820,005	85,669,792
Jane H. Lute	542,362,935	2,533,025	799,334	85,669,792
Michael R. McCarthy	522,037,677	16,201,632	7,455,985	85,669,792
Thomas F. McLarty III	534,815,010	9,968,754	911,530	85,669,792
Bhavesh V. Patel	539,109,682	5,616,803	968,809	85,669,792
Jose H. Villarreal	540,898,137	3,877,244	919,913	85,669,792

Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2019

The Shareholders voted for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019 by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
603,527,440	26,921,943	915,703	0

Proposal 3 – Advisory Vote on Executive Compensation (“Say on Pay”)

The Shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
515,434,001	28,266,818	1,994,475	85,669,792

Proposal 4 – Shareholder Proposal Regarding Independent Chairman

A shareholder of the Company submitted a proposal requesting that the Board of Directors adopt a policy that the Chairman of the Board of Directors shall be an independent director (Proposal 4).  The Shareholders voted against Proposal 4 by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,435,190	383,576,634	2,683,470	85,669,792

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2019

UNION PACIFIC CORPORATION

By:	/s/ Rhonda S. Ferguson
Rhonda S. Ferguson
Executive Vice President, Chief Legal Officer and Corporate Secretary